UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2019

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

875 Prospect Street, Suite 304 La Jolla, CA 92037
(Address of principal executive offices) (858) 459-4000 (Registrant’s telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	RVEN	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 30, 2019, Reven Housing REIT, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SOR PORT Holdings, LLC, a Maryland limited liability company (“Parent”), and SOR PORT, LLC, a Maryland limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent. Parent and Merger Sub are indirect, wholly-owned subsidiaries of KBS Strategic Opportunity REIT, Inc., a Maryland corporation. The Merger and the Merger Agreement were disclosed on a Current Report on Form 8-K filed by the Company on September 3, 2019.

On September 20, 2019, the Company, Merger Sub and Parent entered into an Amendment to the Agreement and Plan of Merger (the “Amendment”), pursuant to which the parties agreed to amend certain terms of the Articles Supplementary setting forth the rights, preferences, privileges and voting powers of the series of preferred stock, par value $0.001 per share, of the Company, designated “6.0% Series A Cumulative Convertible Redeemable Preferred Stock,” the form of which is attached as Exhibit C to the Merger Amendment. Other than as set forth in the Amendment, the terms of the Merger Agreement are unchanged.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the complete text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

No Offer or Solicitation

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K IS NOT INTENDED TO CONSTITUTE, AND SHALL NOT BE CONSTRUED AS, AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF SERIES A PREFERRED STOCK OR ANY OTHER SECURITIES OF THE COMPANY. THE SHARES OF SERIES A PREFERRED STOCK HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed Merger transaction with Parent, the financing of the proposed Merger transaction, all discussions, expressed or implied, all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions. All statements in this Current Report that are not historical facts are forward-looking statements that reflect the best judgment of the Company based upon currently available information.

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Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause its actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the SEC.

Risks and uncertainties related to the proposed Merger include, but are not limited to, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, uncertainties as to the timing of the Merger, adverse effects on the Company’s stock price resulting from the announcement of the Merger or the failure of the Merger to be completed, competitive responses to the announcement of the Merger, the risk of exceeding the expected costs of the Merger, the risk that potential adverse business operating results or increases in our operating or transaction costs cause our unrestricted closing cash balance to be less than currently projected, the risk that third-party approvals required for the consummation of the Merger are not obtained or are obtained subject to terms and conditions that are not anticipated, risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction, litigation relating to the Merger, the inability to retain key personnel, any changes in general economic and/or industry-specific conditions, adverse changes in U.S. and non-U.S. governmental laws and regulations, and the ability of our stockholders to realize the anticipated benefits of the proposed Merger.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in its most recent Annual Report on Form 10-K and in its subsequently filed reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by it are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

This Current Report on Form 8-K is being filed with the U.S. Securities and Exchange Commission (the “SEC”) in respect of the proposed Merger involving the Company, Parent and Merger Sub. The Company will prepare an information statement (the “Information Statement”) for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Exchange Act and describing the proposed Merger and the other transactions contemplated by the Merger Agreement, as amended by the Amendment. When completed, a definitive Information Statement will be mailed to the Company’s stockholders. Investors are urged to carefully read the Information Statement and any other relevant documents in their entirety when they become available because they will contain important information about the proposed Merger and the other transactions contemplated by the Merger Agreement, as amended. You may obtain copies of all documents filed with the SEC regarding proposed Merger and the other transactions contemplated by the Merger Agreement, as amended, free of charge, at the SEC’s website, http://www.sec.gov, or from the Company by directing a request by mail to Reven Housing REIT, Inc., Attention: Corporate Secretary, 875 Prospect Street, Suite 304, La Jolla, CA 92037, or by telephone to (858) 459-4000.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

2.1*	Amendment to the Agreement and Plan of Merger, dated as of September 20, 2019, by and among Reven Housing REIT, Inc., SOR PORT Holdings, LLC and SOR PORT, LLC

* The Company has omitted schedules and similar attachments to the Amendment to the Agreement and Plan of Merger pursuant to Item 601(a)(5) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

/s/ Chad M. Carpenter
Chad M. Carpenter,
Chief Executive Officer

Dated: September 20, 2019

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